                                                                   EXHIBIT 10.22

                        AMENDMENT TO SUBLEASE AGREEMENT

THIS AMENDMENT TO A SUBLEASE made as of the 1st day of June, 2000.

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

B E T W E E N :

                    ZURICH CANADIAN HOLDINGS LIMITED
                    (herein called the "Sublandlord")

                                   - and -

                    BACKWEB CANADA INC.
                    (herein called the "Subtenant")

                                   - and -

                    BACKWEB TECHNOLOGIES LTD.
                    (herein called the "Indemnifier")


RECITALS:

A. By a lease dated January 18, 1991 (the "Head Lease") Marathon Realty Company Limited ("Marathon") did demise and lease unto Zurich Life of Canada Holdings Limited ("ZLCHL") certain premises being the whole of the 14th, 15th, 16th, 17th and 18th floors (the "Premises") in the Building known as Atria Phase 3, 2225 Sheppard Avenue East, in the City of North York, Ontario;

B. The Head Lease was amended by a Lease Amending Agreement dated November 11, 1994;

C. ZLCHL assigned all of its right, title and interest in the Head Lease to the Sublandlord effective January 1, 1998;

D. By certificate of amendment effective September 1, 1997 Marathon changed its name to MRC Properties Inc.; MRC Properties Inc. amalgamated with others and was continued as Aquest Properties Inc. on January 1, 1999; Aquest Properties Inc. amalgamated with others and was continued as Oxford MRC Inc. on January 1, 1999 and, on January 12, 1999 Oxford MRC Inc. transferred a one-half undivided interest in the Project (as defined in the Head Lease) to Patria Properties Inc., (the Head Lease, as amended and assigned is hereinafter referred to as the "Head Lease" and a copy of the Head Lease is attached hereto as Schedule "B") (Oxford MRC Inc. and Patria Properties Inc. are hereinafter collectively referred to as the "Head Landlord");

E. The Head Lease contains covenants on the part of the tenant named therein not to enter into any assignment or subletting of the Premises demised thereby without the Head Landlord's consent;

F. The Sublandlord has agreed to sublease to the Subtenant the Sublet Premises (as therein defined) for the Subterm (as therein defined pursuant to a sublease dated as of January 13, 2000 (the "Sublease"). The Head Landlord consented to the Sublease;

G. To induce the Sublandlord to enter into the Sublease the Indemnifier has agreed to indemnify the Sublandlord for and save the Sublandlord harmless from any default in the performance by the Subtenant of any of its obligations under the Sublease; and

H. Pursuant to Section 24 of the Sublease, the Subtenant wishes to sublease the Additional Space (as defined in the Sublease) on the 14th Floor.

THEREFORE in consideration of the sum of Two Dollars ($2.00), the receipt and sufficiency of which is hereby acknowledged the parties agree as follows:

1.    DEFINITIONS

All initially capitalized terms in this Amendment shall have the meaning given to such term in the Head Lease unless otherwise defined in the Sublease or this Amendment.

2.    DEMISE AND SUBTERM

Subject to the consent of the Head Landlord, the Sublandlord demises and leases those certain premises the approximate location and dimensions of which were shown on Schedule A to the Sublease and marked as the Additional Space. The Term for the Additional Space shall commence on June 1, 2000 and expire on August 30, 2006 (the "Additional Space Subterm"). As of June 1, 2000, the Sublease shall be amended to reflect the terms hereof, including by amending the definition of Sublet Premises to include the Additional Space.

3.    RENT

In addition to the Rent set out in the Sublease, the Subtenant covenants and agrees to pay to the Sublandlord, in Canadian Dollars as follows:

      (a) Commencing on June 1, 2000 and expiring on August 30, 2006, an annual basic rent (the "Additional Space Basic Rent") equal to the sum of $13,500.00 payable in advance in equal monthly instalments of $1,125.00 on the first day of each and every month.

            Basic Rent has been calculated on the basis that the rental rate for the Additional Space is $9.00 per square foot per annum multiplied by a Rentable Area of the Additional Space of 1,500 square feet.

     (b) The Additional Space Basic Rent is completely net to the Sublandlord. The Subtenant shall pay Additional Rent as set out in the Sublease. The Subtenant's share shall be based upon the inclusion of the Additional Space in the Sublet Premises.

4.   PARKING

In addition to the parking made available under the Sublease, but subject to availability and the consent of the Head Landlord, the Tenant may have a licence for up to an additional three (3) unreserved underground parking spaces throughout the Subterm in the parking facility for the Building at the prevailing monthly rate per automobile for the Building and, on a month-to-month basis, up to an additional two (2) unreserved parking spaces in the Building's surface parking lot at the prevailing monthly rate per automobile for the Building.

5.   ENTIRE AGREEMENT

This Sublease and the schedules attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between the Sublandlord and the Subtenant concerning the Sublet Premises and there are no covenants, promises, agreements, conditions or understanding, either oral or written, between them, other than as are herein and therein set forth.

6.   TENANT'S RIGHT OF FIRST REFUSAL

The Subtenant's Right of First Refusal in Section 24 of the Sublease is hereby deleted.

7.   INDEMNITY

The Indemnifier hereby consents to this Amendment and agrees the Indemnity in the Sublease continues in full force and effect with respect to the Sublease as amended by this Amendment.

8.      GOVERNING LAW

This Sublease Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each of the Sublandlord, Subtenant and Indemnifier consents, submits and attorns to the jurisdiction of the Courts of the Province of Ontario and agree that such Courts will be the proper venue for the taking of any action under this Sublease Agreement.

9.      FURTHER ASSURANCES

Each of the parties hereto agrees to do, make and execute all such further documents, agreements, assurances, acts, matters and things and take such further action as may be reasonably required by any other party hereto in order to more effectively carry out the true intent of this Sublease.

10.     SUBLEASE

The Sublease continues in full force and effect as amended by this Amendment and time remains of the essence.

IN WITNESS WHEREOF the Sublandlord, Subtenant and Indemnifier have executed this Sublease as of the date first-noted above.

                                        SUBLANDLORD:

                                        ZURICH CANADIAN HOLDINGS LIMITED



                                        By:
                                           -----------------------------
                                           Name: Bridget Child
                                           Title: Vice President and
                                                  Controller, Finance

                                        By:
                                           -----------------------------
                                           Name: Leon Jackson
                                           Title: Director, Finance

                                        I/We have authority to bind the
                                        Corporation.

                                SUBTENANT:

                                BACKWEB CANADA INC.



                                By:  /s/ HANAN MIRON
                                   ---------------------------------
                                   Name: Hanan Miron
                                   Title: Director



                                By:                             c/s
                                   ---------------------------------
                                   Name:
                                   Title:

                                I/We have authority to bind the Corporation.



                                INDEMNIFIER:

                                BACKWEB TECHNOLOGIES LTD.



                                By:  /s/ HANAN MIRON
                                   ---------------------------------
                                   Name: Hanan Miron
                                   Title: CFO



                                By:                             c/s
                                   ---------------------------------
                                   Name:
                                   Title:

                                I/We have authority to bind the Corporation.

                               SUBLEASE AGREEMENT



THIS SUBLEASE made as of the 13th day of January, 2000.

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

B E T W E E N:

                        ZURICH CANADIAN HOLDINGS LIMITED
                        (herein called the "Sublandlord")

                                    - and -

                        BACKWEB CANADA INC.
                        (herein called the "Subtenant")

                                    - and -

                        BACKWEB TECHNOLOGIES LTD.
                        (herein called the "Indemnifier")

RECITALS:

A.  By a lease dated January 18, 1991 (the "Head Lease") Marathon Realty
    Company Limited ("Marathon") did demise and lease unto Zurich Life of Canada Holdings Limited ("ZLCHL") certain premises being the whole of the 14th, 15th, 16th, 17th and 18th floors (the "Premises") in the Building known as Atria Phase 3, 2225 Sheppard Avenue East, in the City of North York, Ontario;

B. The Head Lease was amended by a Lease Amending Agreement dated November 11, 1994;

C. ZLCHL assigned all of its right, title and interest in the Head Lease to the Sublandlord effective January 1, 1998;

D. By certificate of amendment effective September 1, 1997 Marathon changed its name to MRC Properties Inc.; MRC Properties Inc. amalgamated with others and was continued as Aquest Properties Inc. on January 1, 1999; Aquest Properties Inc. amalgamated with others and was continued as Oxford MRC Inc. on January 1, 1999 and, on January 12, 1999 Oxford MRC Inc. transferred a one-half undivided interest in the Project (as defined in the Head Lease) to Patria Properties Inc., (the Head Lease, as amended and assigned is hereinafter referred to as the "Head Lease" and a copy of the Head Lease is attached hereto as Schedule "B") (Oxford MRC Inc. and Patria Properties Inc. are hereinafter collectively referred to as the "Head Landlord");

E. The Head Lease contains covenants on the part of the tenant named therein not to enter into any assignment or subletting of the Premises demised thereby without the Head Landlord's consent;

F. By agreement between the Sublandlord and Subtenant and upon obtaining the Head Landlord's consent, the Sublandlord has agreed to sublease the Sublet Premises (as hereinafter defined) for the Subterm (as hereinafter defined); and

G. To induce the Sublandlord to enter into this Sublease the Indemnifier has agreed to indemnify the Sublandlord for and save the Sublandlord harmless from any default in the performance by the Subtenant of any of its obligations under this Sublease.

THEREFORE in consideration of the sum of Two Dollars ($2.00), the receipt and sufficiency of which is hereby acknowledged the parties agree as follows:

1.   DEFINITIONS

All initially capitalized terms in this Sublease shall have the meaning given to such term in the Head Lease unless otherwise defined in this Sublease.

2.      DEMISE AND SUBTERM

Subject to the consent of the Head Landlord, the Sublandlord demises and leases those certain premises shown outlined in red on Schedule "A" attached hereto and having a Rentable Area of 8,500 square feet (the "Sublet Premises") on the 14th floor to the Subtenant for a term commencing on April 1, 2000 and expiring on August 30, 2006 (the "Subterm"). The Subtenant may arrange for measurement of the Rentable Area of the Sublet Premises by the Head Landlord's Architect in accordance with the Head Lease and the area so certified shall be used for the determination of Basic Rent and Additional Rent hereunder.

3.      RENT

The Subtenant covenants and agrees to pay to the Sublandlord, in Canadian Dollars as follows:

        (a) Commencing on April 1, 2000 and expiring on August 30, 2006, an annual basic rent (the "Basic Rent") equal to the sum of Fifty-Five Thousand, Two Hundred and Fifty Dollars ($55,250.00), payable in advance in equal monthly instalments of Four Thousand, Six Hundred and Four Dollars and Seventeen Cents ($4,604.17) on the first day of each and every month during the Subterm.

                Basic Rent has been calculated on the basis that the rental rate for the Sublet Premises is $6.50 per square foot per annum of Rentable Area of the Sublet Premises for the Subterm.


        (b) The Basic Rent is completely net to the Sublandlord. The Subtenant shall pay as Additional Rent its Proportionate Share of Taxes and Operating Costs for the Building in accordance with the terms of the Head Lease (based upon the Taxes and Operating Costs charged by the Head Landlord to tenants who are not in the financial services industry) payable in advance in equal monthly instalments on the first day of each and every month during the Subterm. Operating Costs shall include all charges for utilities, unless such charges are incurred after Normal Business Hours or such utilities are separately metered, in either of which cases the Subtenant shall pay such charges directly. The Sublandlord shall have the right to estimate and re-estimate, from time to time, the amount of the Subtenant's Proportionate Share of Taxes and Operating Costs. Such amounts shall be subject to review and adjustment after the end of each Year and, if applicable, the appropriate adjusting payments shall be made in accordance with the terms of the Head Lease.

     (c) The area of the Sublet Premises shall be verified by the Sublandlord's architect in accordance the Head Lease measurement methods and a signed certificate stating the actual area of the Sublet Premises shall be issued to the Subtenant. The actual Basic Rent and Additional Rent, but not the rental rate as specified in this Sublease, shall be adjusted according to the actual area measurement of the Sublet Premises.

4.   DEPOSIT

The Sublandlord hereby acknowledges the Subtenant's deposit in the sum of $30,000.00 (the "Deposit") payable to Royal LePage Commercial Inc., in trust for the Sublandlord, to be applied to the first installments of Rent due under this Sublease.

5.   USE

The Sublet Premises shall be used solely for the purpose of a business office in conformity with the Head Lease and in keeping with the quality and standard of a first class office building.

6.   SUBTENANT'S COVENANTS

The Subtenant covenants and agrees with the Sublandlord and the Head Landlord, during the Subterm of this Sublease:

     (a) to observe and perform all its covenants and agreements in this Sublease;

     (b) to perform all of the obligations of the Tenant under the Head Lease, save for the Sublandlord's obligation to pay Rent and restoration of the Sublet Premises to the Head Landlord's original base building standard and to be bound by the terms of the Head Lease, in each case as they relate to the Sublet Premises or the Rent payable hereunder only and in each case as such obligation may be qualified by another provision of this Sublease and in each case as if named therein with each reference therein to the Landlord being deemed to include both the Head Landlord and the Sublandlord and with each reference therein to the Tenant being deemed to mean the Subtenant;

     (c) not to do omit to do any act in or around the Sublet Premises which would cause a breach of the Sublandlord's obligations as tenant under the Head Lease;

     (d) to promptly indemnify and save harmless the Sublandlord and the Head Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of: any breach, violation or non-observance by the Subtenant of any of its covenants and obligations under the Sublease or the Head Lease; any damage to property while said property shall be in or about the Sublet Premises including the systems, furnishings and amenities thereof, as a result of the wilful or negligent act or omission of the Subtenant, its invitees, licensees, agents, servants or employees; and any injury to any licensee, invitee, agent, servant or employee of the Subtenant, including death resulting at any time therefrom, occurring on or about the Sublet Premises or the Phase 3 Building or the Project, save and except to the extent only that any such injury (including death) is caused, or to the extent only contributed to, by the negligent or wilful acts or omissions of the Sublandlord and the Head Landlord or those for whom it is in law responsible; and this indemnity shall survive the expiry or earlier termination of this Sublease, in respect of any of the foregoing circumstances arising during the Subterm;

     (e) not to assign this Sublease or further sublet all or any portion of the Sublet Premises without (i) the consent of the Sublandlord (which consent may not be unreasonably withheld or delayed), and (ii) the consent of the Head Landlord under the Head Lease and any such assignment or subletting shall be subject to any rights of the Head Landlord under the Head Lease;

     (f) to forthwith provide the Sublandlord with any notices received by the Landlord and evidence that any default noted in such notice has been cured;

     (g) to comply with all of the provisions of the consent to this Sublease with the Head Landlord (the "Consent");

     (h) to indemnify the Sublandlord for any costs referable to any Additional Services referable to the Subtenant; and

     (i) to pay all costs of the Head Landlord in obtaining the Consent (estimated at $500).

7.   SUBTENANT'S BREACH

If the Subtenant fails to perform any of its obligations herein, the Sublandlord shall have all of the remedies against the Subtenant which the Head Landlord has under the Head Lease for a breach thereof.

8.   CONDITION OF THE PREMISES

The Subtenant acknowledges that it has inspected and accepts the present condition of the Sublet Premises.

The Subtenant has the right to use any or all existing leasehold improvements. Any renovations or alterations contemplated by the Subtenant must first be submitted in writing with appropriate plans, working drawings and specifications for the prior written approval of each of the Sublandlord, not to be unreasonably withheld, and the Head Landlord, as set out in the Head Lease prior to the commencement of any demolition or construction. All Subtenant's leasehold improvement work shall be completed at the Subtenant's sole cost and expense.

The Sublandlord shall complete the following work at its sole cost and expense prior to March 1, 2000:

      -     construct demising walls in the locations shown on Schedule "A";

      - install doors on the existing coat closets located within the Sublet Premises; and

      - switch the existing front entrance doors to the Sublet Premises with the existing frosted glass/wood panel entrance door existing on the 14th floor as shown on Schedule "A".

9.    PARKING

Subject to availability and the consent of the Head Landlord, lease up to fifteen (15) unreserved underground parking spaces throughout the Subterm in the parking facility for the Building at the prevailing monthly rate per automobile for the Building and, on a month-to-month basis, ten (10) unreserved parking spaces in the Building's surface parking lot at the prevailing monthly rate per automobile for the Building.

10.  INSURANCE

During the Subterm, the Subtenant shall maintain at its own expense insurance coverage in accordance with those provisions as set out in the Head Lease except that the Sublandlord, Head Landlord and any mortgagees shall be named as additional insureds and policies shall not contain a cross-liability clause.

11.  SUBLANDLORD'S COVENANTS

Subject to the provisions of this Sublease and the Head Lease and subject to the performance by the Subtenant of all of its covenants and agreements hereunder, the Sublandlord covenants and agrees with the Subtenant:

     (a)  for quiet possession of the Sublet Premises;

     (b) that the Sublandlord, will do no act that would permit the Head Landlord to terminate the Head Lease;

     (c) to take such reasonable measures to enforce, in respect of the Sublet Premises, for the benefit of the Subtenant, as subtenant, the Sublandlord's rights, as Tenant, under the Head Lease which materially affect the Sublet Premises.

12.  NO SPECIAL PROVISIONS

It is understood and agreed between the parties hereto, that notwithstanding any provisions of this Sublease or the Head Lease, unless otherwise expressly set out herein the Subtenant shall not have the benefit of the special provisions set out in the Schedule E of the Head Lease.

13.  TERMINATION OF HEAD LEASE

The Subtenant acknowledges and agrees that it has no greater interest in the Sublet Premises than the Sublandlord under the Head Lease and that, if the Head Lease in respect of the Sublet Premises is terminated for any reason whatsoever, this Sublease shall thereupon terminate.

14.  EXERCISE OF RIGHTS

The exercise by the Head Landlord against the Subtenant of any of its rights contained in the Head Lease shall, upon written notice by the Head Landlord to the Subtenant of such exercise, be binding upon the Subtenant. Notwithstanding the exercise by the Head Landlord of any of its rights contained in the Head Lease, the Sublandlord may also exercise its rights hereunder in the same manner as the Head Landlord.

15.  NOTICES

Any notice (including any invoices, statement or request or other communication) herein required or permitted to be given by either party to the other shall be in writing and shall be delivered or sent by registered mail or regular mail (except during a postal disruption or threatened postal disruption) to the applicable address set forth below:

     (a)  in the case of the Sublandlord:

          Zurich Canada
          400 University Avenue
          TORONTO, ON M5G 1S7

          Attention:     Facilities Administration

     (b)  in the case of the Subtenant, to the Sublet Premises:

          Backweb Canada Inc.

          2225 Sheppard Avenue East
          TORONTO, ON M2J 5C2

          Attention:     Vice-President, Finance

     (c)  in the case of the Indemnifier:

          Backweb Technologies Ltd.
          2077 Gateway Place, Suite 500
          SAN JOSE, CA 95110
          USA

          Attention:     Vice-President, Finance

Any Notice delivered by hand shall be deemed to have been validly and effectively given on the day of such delivery if delivered before 4:00 p.m. on a business day or on the next Business Day if delivered on a non-business day or after 4:00 p.m. on the previous business day. Any Notice sent by registered mail or regular mail (except during a postal disruption or threatened postal disruption) shall be deemed to have been validly and effectively given on the third business day following the date of mailing. Either party may from time to time by notice to the other change its address for service hereunder.

16.  SEVERABILITY

If any provision of this Sublease is unenforceable it shall be considered separate and severable from the remaining provisions of this Sublease, which shall remain in force and be binding as though the said provision has not been included.

17.  NUMBER AND GENDER

In the Sublease references to the "Subtenant" shall be read in the appropriate grammatical senses, according to whether the Subtenant is nor or more individual or a firm or corporation, and if the

Subtenant is a partnership, each partner shall be jointly and severally liable with respect to all of the covenants contained herein.

18.  ENTIRE AGREEMENT

This Sublease and the schedules attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between the Sublandlord and the Subtenant concerning the Sublet Premises and there are no covenants, promises, agreements, conditions and understandings, either oral or written, between them, other than as are herein and therein set forth.

19.  APPORTIONMENT OF RENT

Upon the commencement and upon the termination of this Sublease the Sublandlord and the Subtenant shall pro-rate, adjust, apportion and allow between themselves as of the said dates, all items of Rent, to the intent that the burden thereof shall be paid and borne by the Subtenant from and including April 1, 2000 until it shall deliver up possession of the Sublet Premises in accordance with the provisions hereof upon the termination of this Sublease and not afterwards.

20.  SUCCESSORS & ASSIGNS

This Sublease and everything herein contained shall extend to and bind and enure to the benefit of the Sublandlord and its successors and assigns and the Subtenant and its permitted successors and assigns. No rights shall enure to the benefit of any assignee or subtenant of the Subtenant unless and until the provisions of Section 6(e) are complied with.

21.  SUBTENANT'S ASSIGNING, SUBLETTING, ETC.

The Subtenant agrees that with respect to any assigning or subletting by it, the provisions of the Head Lease apply with the following amendments thereto:

        (a) each reference to the Landlord, the Tenant, the Lease and the Premises shall become, respectively, the Sublandlord, the Subtenant, the Sublease and the Sublet Premises;

        (b) any references to a period of days shall be shortened by five days;

        (c) the Sublandlord shall have the additional right to withhold and/or delay its consent if it has not received the consent of the Head Landlord; and

        (d) any change of control of the Subtenant shall be deemed to be an assignment of this Sublease by the Subtenant requiring the consent of the Sublandlord.

22.     OTHER TERMS OF HEAD LEASE INCORPORATED

In addition to the specific sections of the Head Lease which are incorporated elsewhere in this Sublease and subject to the exceptions, if any, listed in subsection 6(a) and subject to section 13 hereof, all of the terms of the Head Lease are also incorporated, mutatis mutandis, into and applied to this Sublease with each reference to the Landlord in the Head Lease being deemed to include both the Head Landlord and the Sublandlord and with each reference therein to the Tenant being deemed to mean the Subtenant.

If any term of this Sublease is inconsistent with any term of the Head Lease, the term of this Sublease shall prevail.

23.     HEAD LANDLORD'S COVENANTS

Wherever, in the Head Lease, a covenant is made by the Head Landlord in favour of the Tenant thereunder, such covenant shall not, except as otherwise provided herein, be a covenant made by the Head Landlord and/or the Sublandlord in favour of the Subtenant.

24.   TENANT'S RIGHT OF FIRST REFUSAL

The Subtenant shall have the following right to add to this Sublease the additional space designated as such on Schedule "A" attached hereto (the "Additional Space") upon the following terms and conditions:

      (a) the Subtenant's right in this section is personal to the original subtenant and does not extend to any assignee or subtenant so that the right in this section terminates upon any assignment of this Sublease or upon any subletting of all or any part of the Sublet Premises;

      (b) the Subtenant shall not have any such right if, at the time the Sublandlord is obligated to give notice to the Subtenant as hereafter provided, the Subtenant is in default hereunder or has been in default hereunder on a consistent basis;

      (c) if the Sublandlord receives a bona fide offer (an "Offer") from a third party to sublease space which includes the Additional Space on terms and conditions which the Sublandlord is willing to accept and the provisions of subsections (a) and (b) are not in effect, the Sublandlord shall give notice to the Subtenant which notice shall include a copy of the Offer offering to add to this Sublease such space on the same terms and conditions contained in the Offer;

      (d) such offer from the Sublandlord to the Subtenant shall be open for acceptance by notice given to the Sublandlord within four (4) Business Days after receipt of such offer by the Subtenant;

     (e) if the Subtenant accepts as aforesaid, the Sublandlord and Subtenant shall amend this Sublease so as to incorporate herein the Additional Space; and

     (f) if the Subtenant fails to accept as aforesaid as to any space in respect of which it has received the Sublandlord's notice under paragraph (c), the Subtenant's right under this section in respect of that space shall cease and this section shall cease to have any further force or effect with respect to that space. However, if the Sublandlord does not lease the space on the terms refused by the Subtenant, whether to the original Offeror or other party, and the financial terms are materially amended from those in the Offer, then the Sublandlord must offer the space to the Subtenant again, one further time only, pursuant to this right of first refusal.

25.  INDEMNITY

     (a) The Indemnifier hereby agrees with the Sublandlord that at all times during the Subterm it will (i) make the due and punctual payment of all Basic Rent and Additional Rent payable under the Sublease by the Subtenant whether to the Sublandlord or otherwise and whether the Sublease has been disaffirmed or disclaimed; (ii) effect prompt and complete performance of all of the terms, covenants and conditions contained in the Sublease on the part of the Subtenant to be kept, observed and performed; and (iii) indemnify and save harmless the Sublandlord from any loss, costs or damages arising out of any failure by the Subtenant to pay the aforesaid Basic Rent, and Additional Rent or resulting from any failure by the Subtenant to observe or perform any of the terms, covenants and conditions contained in the Sublease.

     (b) This Indemnity is absolute and unconditional and the obligations of the Indemnifier shall not be released, discharged, mitigated, impaired or affected by (i) any extension of time, indulgences or modifications which the Sublandlord extends to or makes with the Subtenant in respect of the performance of any of the obligations of the Subtenant under the Sublease; (ii) any waiver by or failure of the Sublandlord to enforce any of the terms, covenants and conditions contained in the Sublease; (iii) any assignment of the Sublease or any sub-subletting of all or any part of the Subleased Premises by the Subtenant or by any trustee, receiver or liquidator; (iv) any consent which the Sublandlord gives to any such assignment or sub-subletting; (v) any amendments to the Sublease or any waiver by the Subtenant of any of its rights under the Sublease; or (vi) the expiration of the Subterm.

(c) The Indemnifier hereby expressly agrees that notice to Backweb Canada Inc. is deemed to be sufficient notice to the Indemnifier.

(d) In the event of a default under the Sublease, the Indemnifier waives any right to require the Sublandlord to (i) proceed against the Subtenant or pursue any rights or remedies against the Subtenant with respect to the Sublease, (ii) proceed against or exhaust any security of the Subtenant held by the Sublandlord, or (iii) pursue any other remedy whatsoever in the Sublandlord's power. The Sublandlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Subtenant and regardless of any release or discharge of the Subtenant by the Sublandlord or by others or by operation of any law.

(e) The liability of the Indemnifier under this Indemnity is not and is not deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Subtenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Sublease in any proceeding and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Subterm as if the Sublease had not been disaffirmed or disclaimed, and in furtherance hereof, the Indemnifier agrees, upon any such disclaimer, that the Indemnifier shall, at the option of the Sublandlord, become the tenant of the Sublandlord upon the same terms and conditions as are contained in the Sublease, applied mutatis mutandis. The liability of the Indemnifier shall not be affected by any repossession of the Sublet Premises by the Sublandlord, provided, however, that the next payments received by the Sublandlord after deducting all costs and expenses of repossessing and reletting the Sublet Premises shall be credited from time to time by the Sublandlord against the indebtedness of the Indemnifier hereunder and the Indemnifier shall pay any balance owing to the Sublandlord from time to time immediately upon demand.

(f) No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Sublease.

(g) No modification of this Indemnity shall be effective unless the same is in writing and is executed by both the Indemnifier and the Sublandlord.

(h) The Indemnifier shall, without limiting the generality of the foregoing be bound by this Indemnity in the same manner as though the Indemnifier were the Subtenant named in the Sublease.

(i) If two (2) or more individuals, corporations, partnerships or other business associations (or any combination of two (2) or more thereof) executed this Indemnity as Indemnifier, the liability of each such individual, corporation, partnership or other business association hereunder is joint and several. In like manner, if the Indemnifier named in the Indemnity is a partnership or other business association, the members of which are by virtue of statutory or general law, subject to personal liability, the liability of each such member is joint and several.

26   GOVERNING LAW

This Sublease Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each of the Sublandlord, Subtenant and Indemnifier consents, submits and attorns to the jurisdiction of the Courts of the Province of Ontario and agree that such Courts will be the proper venue for the taking of any action under this Sublease Agreement.

27   FURTHER ASSURANCES

Each of the parties hereto agrees to do, make and execute all such further documents, agreements, assurances, acts, matters and things and take such further action as may be reasonably required by any other party hereto in order to more effectively carry out the true intent of this Sublease.

IN WITNESS WHEREOF the Sublandlord, Subtenant and Indemnifier have executed this Sublease as of the date first-noted above.


                                SUBLANDLORD:

                                ZURICH CANADIAN HOLDINGS LIMITED


                                By: /s/ BRIDGET CHILD
                                   --------------------------------
                                   Name:  Bridget Child
                                   Title: Vice President and Controller, Finance


                                By: /s/ LEON JACKSON
                                   --------------------------------
                                   Name:  Leon Jackson
                                   Title: Director, Finance

                  I/We have authority to bind the Corporation.


                  SUBTENANT:

                  BACKWEB CANADA INC.


                  By: /s/ HANAN MIRON
                      ------------------
                      Name:  Hanan Miron
                      Title: Director

                                                                             c/s

                  By:
                      ------------------
                      Name:
                      Title:


                  I/We have authority to bind the Corporation.


                  INDEMNIFIER:

                  BACKWEB TECHNOLOGIES LTD.


                  By: /s/ HANAN MIRON
                      ------------------
                      Name:  Hanan Miron
                      Title: CFO

                                                                             c/s

                  By:
                      ------------------
                      Name:
                      Title:


                  I/We have authority to bind the Corporation.

                                   SCHEDULE A
                                SUBLET PREMISES


                             PROPOSED PREMISES FOR
                             BACKWEB (CANADA) INC.


                                  [FLOOR PLAN]